INDEPENDENT AUDITOR'S REPORT


Board of Trustees of PIC Investment Trust and Shareholders of
  Provident Investment Counsel Pinnacle Balanced Fund
  Provident Investment Counsel Pinnacle Growth Fund
  Provident Investment Counsel Pinnacle Mid Cap Fund
  Provident Investment Counsel Pinnacle Small Company Growth Fund


We have audited the statements of changes in net assets for the year ended October 31, 1998 and the financial highlights for each of the four years in the period then ended of the Provident Investment Counsel Pinnacle Balanced Fund, Provident Investment Counsel Pinnacle Growth Fund, Provident Investment Counsel Pinnacle Mid Cap Fund, and Provident Investment Counsel Pinnacle Small Company Growth Fund. These financial statements and financial highlights are the responsibility of Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the changes in net assets and the financial highlights for the periods indicated of Provident Investment Counsel Pinnacle Balanced Fund, Provident Investment Counsel Pinnacle Growth Fund, Provident Investment Counsel Pinnacle Mid Cap Fund, and Provident Investment Counsel Pinnacle Small Company Growth Fund, in conformity with generally accepted accounting principles.

INDEPENDENT AUDITOR'S REPORT

Board of Trustees of PIC Investment Trust and Shareholders of
  Provident Investment Counsel Pinnacle Balanced Fund
  Provident Investment Counsel Pinnacle Growth Fund
  Provident Investment Counsel Pinnacle Mid Cap Fund
  Provident Investment Counsel Pinnacle Small Company Growth Fund

We have audited the statements of changes in net assets for the year ended October 31, 1998 and the financial highlights for each of the four years in the period then ended of the Provident Investment Counsel Pinnacle Balanced Fund, Provident Investment Counsel Pinnacle Growth Fund, Provident Investment Counsel Pinnacle Mid Cap Fund, and Provident Investment Counsel Pinnacle Small Company Growth Fund. These financial statements and financial highlights are the responsibility of Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the changes in net assets and the financial highlights for the periods indicated of Provident Investment Counsel Pinnacle Balanced Fund, Provident Investment Counsel Pinnacle Growth Fund, Provident Investment Counsel Pinnacle Mid Cap Fund, and Provident Investment Counsel Pinnacle Small Company Growth Fund, in conformity with generally accepted accounting principles.


/s/ McGladrey & Pullen LLP


New York, New York
December 3, 1998


New York, New York
December 3, 1998